UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

Deep Medicine Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Madison Avenue, 12th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DMAQ	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Class A Common Stock	DMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

Amendment No. 2 to Business Combination Agreement

As previously disclosed by Deep Medicine Acquisition Corp., a Delaware corporation (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 18, 2022 (the “Prior Form 8-K”), the Company entered into a definitive Business Combination Agreement, dated July 12, 2022 (as may be amended or supplemented from time to time, the “Business Combination Agreement”) with Chijet Inc., a Cayman Islands exempted company (together with its subsidiaries, “Chijet”), each of the referenced holders of Chijet’s outstanding shares (collectively, the “Sellers”), Chijet Motor Company, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Chijet (“Pubco”), and Chijet Motor (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”). Subject to its terms and conditions, the Business Combination Agreement provides that Company and Chijet will become wholly-owned subsidiaries of Pubco, a newly formed holding company. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination”. Defined terms used herein without definition shall have the meanings given in the Business Combination Agreement.

A copy of the Business Combination Agreement is attached as Exhibit 2.1 to the Prior Form 8-K, and included as Exhibit 2.3. of this Form 8-K, and is incorporated herein by reference.

Also, as previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on September 12, 2022, the Company entered into Amendment No. 1 to the Business Combination Agreement on September 6, 2022 (“Amendment No. 1”) with Chijet, the Sellers named therein (who hold in excess of 50% of Chijet’s outstanding shares), Pubco, and Merger Sub (collectively, the “Parties”). Pursuant to the terms of Amendment No. 1, the Parties amended and restated Section 2.2(c) of the Business Combination Agreement in its entirety to provide that the Due Diligence Period is extended until and ending on September 20, 2022 (the “Diligence Expiration Date”). Such Section 2.2(c) provides for the Due Diligence Period for the same purposes as specified in the originally filed Business Combination Agreement in such section, namely to (i) undertake a due diligence review of the Company Entities and their operations; and (ii) complete the Company’s own determination of the Valuation (the “Revised Valuation”). The Company agreed to notify Chijet of the Revised Valuation at or prior to the end of the Diligence Expiration Date. Other than as amended therein, Amendment No. 1 provided that the Business Combination Agreement shall remain in full force and effect.

On September 16, 2022, the Parties entered into Amendment No. 2 to the Business Combination Agreement (“Amendment No. 2”) to extend the Diligence Expiration Date until September 30, 2022. Other than this extension, the Amendment No. 2 has the same content of Amendment No. 1, and Amendment No. 2 provides that the Business Combination Agreement shall remain in full force and effect.

The foregoing description of Amendment No. 2 does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment No. 2, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Amendment No. 1 is also filed as Exhibit 2.2 to this Current Report on Form 8-K.

Important Information About the Proposed Business Combination and Where to Find It

This Form 8-K relates to the proposed Business Combination transaction among the Company, Chijet, Pubco and Merger Sub. Pubco intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4, which will include a prospectus of Pubco with respect to the securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement of the Company with respect to the solicitation of proxies for the special meeting of stockholders of the Company to vote on the Business Combination among other matters (the “Registration Statement”). The Registration Statement has not yet been filed with or declared effective by the SEC. After the Registration Statement is declared effective, the definitive proxy statement/prospectus (included in the Registration Statement), and other relevant documents, will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Each of the Company and Chijet urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, the Registration Statement and the definitive proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Chijet, Pubco and the Business Combination. Once available, Company shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus included therein, and other documents filed with the SEC, without charge, by directing a request to: Deep Medicine Acquisition Corp. 595 Madison Avenue, 12th Floor, New York, NY 10017, Attention Humphrey P. Polanen, (917) 289-2776 or on the SEC’s website at www.sec.gov.

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Participants in Solicitation

The Company, Chijet and Pubco, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. The Company’s shareholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company (and as applicable, Chijet and Pubco) in the Business Combination is set forth in the Company’s annual report on Form 10-K for the year ended March 31, 2022, which was filed with the SEC on June 24, 2022 (the “Form 10-K”) and in other filings with the SEC, including when filed, the Registration Statement and the accompanying proxy statement/prospectus. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement and accompanying proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K and its exhibits will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K and its exhibits will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, as amended, or an exemption therefrom.

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Forward-Looking Statements

This Current Report on Form 8-K, exhibits hereto and information incorporated by reference herein, contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. As used herein, references to Chijet include references to each of its subsidiaries, Baoya and FAW Jilin. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the Company’s stockholders’ redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s or other market’s initial listing standards in connection with the consummation of the contemplated transactions; (iv) the effect of the announcement or pendency of the Business Combination on business relationships of Chijet or any of its subsidiaries, including Baoya or FAW Jilin, or each of their respective operating results, prospects or business; (v) the impact, if any, on any governmental registration, declaration or action, or lack of any of the foregoing, in connection with the Business Combination; (vi) risks that the proposed Business Combination disrupts current plans or operations of Chijet or any of its subsidiaries; (vii) changes in the vehicle and electric vehicle markets in which Chijet or any of its subsidiaries competes, including with respect to its competitive landscape, technology evolution or regulatory changes, (viii) changes in domestic and global general economic conditions; (ix) the risk that Chijet is not able to recognize revenue for its products or secure additional contracts that generate revenue; (x) the risk that Chijet may not be able to execute its growth strategies; (xi) expectations, assessments or predictions about any implied enterprise value or pro forma ownership, future financial condition or performance of Chijet and/or any of its subsidiaries, or the combined company after the consummation of the Business Combination, and the expected financial impacts of the Business Combination, (xii) risks related to the ongoing COVID-19 pandemic and response; (xiii) risk that Pubco or Chijet may not be able to develop and maintain effective internal controls; (xiv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; and (xv) risks related to competition in the markets in which Chijet or any of its subsidiaries intends to compete; (xvi) risks related to the early stage of Chijet’s business; (xvii) the failure to satisfy the conditions to the consummation of the Business Combination, including the completion of the Company’s satisfactory due diligence review and the approval of the Business Combination Agreement by the stockholders of the Company; (xviii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (xix) the outcome of any legal proceedings that may be instituted against any of the parties to the Business Combination Agreement, or any of their subsidiaries, following the announcement of the entry into the Business Combination Agreement and proposed Business Combination; (xx) the ability of the parties to recognize the benefits of the Business Combination Agreement and the Business Combination; (xxi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xxii) statements regarding the industry and market size of Chijet, Baoya or FAW Jilin; (xxiii) financial condition and performance of Chijet, any of its subsidiaries or Pubco, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of the Company’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Chijet and Pubco; and (xix) and those factors discussed in the Company’s and Pubco’s filings with the SEC and that that will be contained in the registration statement on Registration Statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement and other documents to be filed by the Company, including its Form 10-K, or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. None of Pubco, Chijet or the Company gives any assurance that Pubco, Chijet or the Company will achieve its expectations. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Pubco, Chijet and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description
2.1	Amendment No. 2 to Business Combination Agreement, dated September 16, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (holding in excess of 50% of Chijet’s outstanding shares).

2.2†	Amendment No. 1 to Business Combination Agreement, dated September 6, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (holding in excess of 50% of Chijet’s outstanding shares) (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed September 12, 2022).

2.3†	Business Combination Agreement, dated July 12, 2022, among Deep Medicine Acquisition Corp., Chijet Inc., Chijet Motor Company, Inc., Chijet Motor (USA) Company, Inc. and the Sellers named therein (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed July 18, 2022).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

† Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2022	DEEP MEDICINE ACQUISITION CORP.

	By:	/s/ Humphrey P. Polanen
	Name:	Humphrey P. Polanen
	Title:	Chief Executive Officer

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